MONARCH FUNDS

                               TREASURY CASH FUND
                              GOVERNMENT CASH FUND
                                    CASH FUND


            SUPPLEMENT DATED JUNE 5, 2002 TO THE PROSPECTUSES FOR THE INSTITUTIONAL SHARES, INVESTOR SHARES, SERVICE SHARES, PREFERRED SHARES,
                AND UNIVERSAL SHARES EACH DATED JANUARY 8, 2002


The information regarding monthly statements and transaction confirmations contained in the fourth paragraph of the section entitled "Your Account - General Information" on page 6 of each Prospectus is amended by deleting the paragraph in its entirety and replacing it with the following:

"If you purchase shares directly from a Fund, you will receive monthly statements with details of all purchase, redemption and other activity in your account during that period. You should verify the accuracy of all transactions in your account as soon as you receive your statements."